APPENDIX A

Funds and Classes as of November 23, 2020

Fund / Fund Family	Share Classes	Share Class Features(1)			Redemption Fee
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
Swan Defined Risk Fund	A	✓	✓		None
	C	✓		✓	None
	I				None
	T	✓	✓		None
	No Load	✓			None
	Y				None
Persimmon Long/Short Fund	I				1.00%**
Good Harbor Funds \ Good Harbor Tactical Select Fund Leland Thomson Reuters Private Equity Buyout Index Fund Leland Thomson Reuters Venture Capital Index Fund	A	✓			1.00%*
	C	✓		✓	1.00%*
	I				1.00%*
Pinnacle Funds Pinnacle Sherman Multi-Strategy Fund Pinnacle TrendRating Innovative Equity Fund	A	✓	✓		1.00%**
	C	✓		✓	1.00%**
	I				1.00%**
The Covered Bridge Fund	A	✓	✓		1.00%***
	I				1.00%***
RESQ Funds RESQ Strategic Income Fund RESQ Dynamic Allocation Fund	A	✓	✓		2.00%*
	C	✓			2.00%*
	I				2.00%*
Issachar fund	N	✓			None
	I				None
Newfound Risk Managed U.S. Growth Fund	A	✓	✓		1.00%*
	I				1.00%*
1

HCM Tactical Growth Fund	A	✓	✓		1.00%*
	Investor	✓			1.00%*
	I				1.00%*
Counterpoint Funds Counterpoint Tactical Income Fund Counterpoint Tactical Equity Fund Counterpoint Long-Short Equity Fund Counterpoint Tactical Municipal Fund	A	✓	✓		None
	C	✓			None
	I				None
ACM Funds ACM Dynamic Opportunity Fund ACM Tactical Income Fund	A	✓	✓	✓	1.00%*
	I				1.00%*
Swan Funds Swan Defined Risk Emerging Markets Fund Swan Defined Risk Foreign Fund Swan Defined Risk U.S. Small Cap Fund	A	✓	✓		None
	C	✓		✓	None
	I				None
	T	✓	✓		None
	Y				None
Swan Defined Risk Growth Fund	A	✓	✓		None
	C	✓			None
	I				None
	Y				None
HCM Dividend Sector Plus Fund	A	✓	✓		1.00%*
	A1	✓	✓		1.00%*
	Investor	✓			1.00%*
	N	✓			1.00%*
	I				1.00%*
Absolute Funds Absolute Capital Asset Allocator Fund Absolute Capital Defender Fund	A	✓	✓		None
	Investor	✓			None
	Institutional				None
2

Boyd Watterson Limited Duration Enhanced Income Fund	A	✓	✓		None
	C	✓			None
	R	✓			None
	Investor	✓			None
	I				None
	I2				None
Marathon Value Portfolio	Non Designated				None
The Teberg Fund	Non Designated	✓			None
HCM Income Plus Fund	A	✓			1.00%*
	Investor	✓			1.00%*
	I				1.00%*
Centerstone Funds Centerstone Investors Fund**** Centerstone International Fund****	A	✓	✓	✓	2.00%*
	C	✓		✓	2.00%*
	I				2.00%*

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* As a % of amount redeemed if held less than 30 days.

** As a % of amount redeemed if held less than 60 days.

*** As a % of amount redeemed, if sold within 90 days.

**** Fund has not yet commenced operation.

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 23rd day of November, 2020.

NORTHERN LIGHTS FUND TRUST III

By: _/s/ Richard Malinowski_____________

Richard Malinowski, President

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